UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 24, 2007 (September 21, 2007)

Merrill Lynch & Co., Inc
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-7182 (Commission File Number)	13-2740599 (I.R.S. Employer Identification No.)
4 World Financial Center
New York, New York 10080
(Address of principal executive offices and zip code)
(212) 449-1000
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders.
     Upon issuance of the Series 6 Preferred Stock and Series 7 Preferred Stock (defined and referenced in Item 5.03 below) on September 21, 2007, and as more fully described in the Certificates of Designations relating to the Series 6 Preferred Stock and Series 7 Preferred Stock, the ability of Merrill Lynch & Co., Inc. (the “Company”) to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and on other preferred stock ranking on a parity with the Series 6 Preferred Stock and Series 7 Preferred Stock, became subject to certain restrictions in the event that the Company does not declare dividends on the Series 6 Preferred Stock or Series 7 Preferred Stock during any dividend period.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 21, 2007, the Company filed Certificates of Designations to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, setting forth the terms of the 6.70% Non-Cumulative Perpetual Preferred Stock, Series 6 of the Company (the “Series 6 Preferred Stock”) and the 6.25% Non-Cumulative Perpetual Preferred Stock, Series 7 of the Company (the “Series 7 Preferred Stock”).
Item 8.01 Other Events.
     Exhibits are filed herewith in connection with the Registration Statement on Form S-4 (File No. 333-142690) filed by the Company with the Securities and Exchange Commission (the “SEC”) covering the Series 6 Preferred Stock and the Series 7 Preferred Stock and the Registration Statement on Form 8-A (File No. 001-07182) filed by the Company with the SEC covering Depositary Shares representing the Series 6 Preferred Stock and the Series 7 Preferred Stock. The exhibits consist of the Company’s Restated Certificate of Incorporation, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 1, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 2, the Certificate of Designations related to the Company’s 6.375% Non-Cumulative Preferred Stock, Series 3, the Certificate of Designations related to the Company’s Floating Rate Non-Cumulative Preferred Stock, Series 4, the Certificate of Designations related to the Series 5 Preferred Stock, the Certificate of Designations related to the Series 6 Preferred Stock and the Certificate of Designations related to the Series 7 Preferred Stock.
Item 9.01 Financial Statements and Exhibits.

(3.1)	Restated Certificate of Incorporation of the Registrant (Exhibit 3.1 is incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.2) & (4.1)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 1 (Exhibits 3.2 and 4.1 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.3) & (4.2)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 2 (Exhibits 3.3 and 4.2 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.4) & (4.3)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the 6.375% Non-Cumulative Preferred Stock, Series 3 (Exhibits 3.4 and 4.3 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.5) & (4.4)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to the Floating Rate Non-Cumulative Preferred Stock, Series 4 (Exhibits 3.5 and 4.4 are incorporated by reference to Registrant’s Current Report on Form 8-K dated November 14, 2005).

(3.6) & (4.5)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Floating Rate Non-Cumulative Preferred Stock, Series 5 (Exhibits 3.5 and 4.4 are incorporated by reference to Registrant’s Current Report on Form 8-K dated March 21, 2007).

(3.7) & (4.6)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Series 6 Preferred Stock.

(3.8) & (4.7)	Certificate of Designations of the Registrant establishing the rights, preferences, privileges, qualifications, restrictions and limitations relating to Series 7 Preferred Stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC
Date: September 24, 2007
	By:	/s/ John J. Thurlow
John J. Thurlow
Assistant Treasurer